EXECUTION COPY

CONSENT AND AMENDMENT NO. 2

TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 2 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 8, 2016 (this “Amendment”), is by and among TUTOR PERINI CORPORATION, a Massachusetts corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and L/C Issuer. Capitalized terms which are used in this Amendment without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

R E C I T A L S:

WHEREAS, the Borrower, the Subsidiaries of the Borrower party thereto as Guarantors (the “Guarantors”), the lenders party thereto from time to time (the “Lenders”) and the Administrative Agent are parties to that certain Sixth Amended and Restated Credit Agreement, dated as of June 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects, including to amend certain covenants and permit the issuance of certain convertible notes; and

WHEREAS, the Borrower, the Guarantors and the Administrative Agent are parties to that certain Fifth Amended and Restated Security Agreement, dated as of June 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to the sale (the “Business Unit Sale”) by the Borrower of 100% of the Equity Interests of the Subsidiary of the Borrower operating that certain business unit in the building segment (such Subsidiary, the “Business Unit”), as described more fully in information provided to the Administrative Agent and the Lenders; and

WHEREAS, the Administrative Agent and the Lenders are willing to so amend the Credit Agreement and the Security Agreement and consent to the Business Unit Sale on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof, the parties hereto agree as follows:

section 1. AmendmentS to CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Sections 5.1 and 5.2 hereof, the Credit Agreement is hereby amended as follows:
1.1 Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions therein in the proper alphabetical location:

“Convertible Notes” means collectively, the convertible notes issued by the Borrower pursuant to the Convertible Notes Indenture, as the same may from time to time be amended, restated, supplemented or otherwise modified from time to time.

“Convertible Notes Indenture” means the indenture among the Borrower and the trustee identified therein, issued with respect to the Convertible Notes dated on or about the date of issuance of the Convertible Notes and as may be amended, restated, supplemented or otherwise modified from time to time in accordance with Section 7.12.

“Minimum Specified Cash Collections Quarterly Amount” means, with respect to any fiscal quarter, the product of (i) the projected Specified Cash Collections for such fiscal quarter and (ii) the percentage set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Percentage
June 30, 2016 and September 30, 2016	80%
December 31, 2016 and March 31, 2017	50%
June 30, 2017 through March 31, 2018	80%

“Minimum Specified Cash Collections Receipt Amount” means, with respect to any fiscal quarter, the sum of the Minimum Specified Cash Collections Quarterly Amounts for each fiscal quarter ended during the period from the First Amendment Date through the end of such fiscal quarter.

“Second Amendment” means that certain Amendment No. 2 to Sixth Amended and Restated Credit Agreement, dated as of the Second Amendment Date, among the Borrower, the Guarantors, the Lenders party thereto, the L/C Issuer and the Administrative Agent.

“Second Amendment Date” means June 8, 2016.

“Specified Cash Collections Receipt Amount” means, with respect to any fiscal quarter, the aggregate cumulative cash collections received by the Borrower and its Subsidiaries on the Specified Cash Collections during the period from

March 1, 2016 through the date of delivery of the Compliance Certificate with respect to such fiscal quarter in accordance with Section 6.02(b).

1.2 The definition of “Amendment Fees and Expenses” set forth in Section 1.01 of the Credit Agreement is hereby amended to (a) delete the word “and” appearing at the end of clause (i) thereof and insert therefor a comma (“,”) and (b) insert at the end thereof the following phrase: “, (iii) fees, costs and expenses paid in cash during the fiscal year ended December 31, 2016 in connection with the Second Amendment and the Convertible Notes in an aggregate amount not to exceed $7,500,000, with such amount increased by (A) gross proceeds actually received from the Convertible Note offering greater than $150,000,000 multiplied by (B) 3.0%, with the aggregate amount under this clause (iii) not to exceed $9,000,000 (as such amounts may be amortized during subsequent periods in accordance with GAAP) and (iv) fees paid to the Lenders on the Second Amendment Date in an aggregate amount not to exceed $1,900,000.”

1.3 The definition of “Equity Interests” set forth in Section 1.01 of the Credit Agreement is hereby amended to insert at the end thereof the following phrase: “; provided, that the Convertible Notes shall not constitute Equity Interests of the Borrower hereunder”.

1.4 The definition of “Excluded Property” set forth in Section 1.01 of the Credit Agreement is hereby amended to (i) delete the word “and” appearing prior to clause (e) thereof and (ii) insert at the end thereof the following phrase: “; and (f) the Equity Interests of CIS”.

1.5 The definition of “Swap Contract” set forth in Section 1.01 of the Credit Agreement is hereby amended to insert at the end thereof the following phrase: “; provided, that the Convertible Notes Indenture shall not constitute a Swap Contract”.

1.6 Section 2.05(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii) (A) If the Borrower or any Subsidiary Disposes of any property (other than any Disposition of any property permitted by Section 7.05(a),  (c) or (d)) that results in the realization by the Borrower or such Subsidiary of Net Cash Proceeds, then the Borrower shall immediately upon receipt thereof by the Borrower or such Subsidiary deliver to the Administrative Agent such Net Cash Proceeds as a prepayment of the Loans to be applied in accordance with Section 2.05(b)(iii) below.

(B)With respect to each fiscal quarter of the Borrower, commencing with the fiscal quarter ending September 30, 2016, if the Specified Cash Collections Receipt Amount for such fiscal quarter is greater than 50% of the Cumulative Specified Cash Collections for such fiscal quarter, then the Borrower shall, within five (5) Business Days of delivery of the Compliance Certificate with respect to such fiscal quarter, pay to the Administrative Agent an amount equal to 25% of the projected Specified Cash Collections for such fiscal quarter as a prepayment of the Loans to be applied in accordance with Section 2.05(b)(iii) below.

1.7 Section 5.03 of the Credit Agreement is hereby amended to insert immediately after the phrase “any holder of any Senior Notes or any party to the Indenture,” the following phrase: “any holder of any Convertible Notes or any party to the Convertible Notes Indenture,”.

1.8 Section 7.03(p) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(p)(i) Indebtedness under the Convertible Notes issued in accordance with Section 4 of the Second Amendment and any refinancings, refundings, renewals or extensions thereof, including all Indebtedness issued in exchange therefor; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal, or extension and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension; and provided,  further, that the terms relating to principal amount, amortization, maturity and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended, the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate and any such refinancing, refunding, renewing or extending Indebtedness is unsecured less (ii) the aggregate amount of all principal payments thereon and repurchases thereof; and

1.9 Section 7.11(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
June 30, 2016	4.25 to 1.00
September 30, 2016	4.25 to 1.00
December 31, 2016 and March 31, 2017	3.25 to 1.00
June 30, 2017 through March 31, 2018	3.00 to 1.00

1.10 Section 7.11(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)Specified Cash Collections.  With respect to any fiscal quarter of the Borrower, commencing with the fiscal quarter ending March 31, 2016, permit the Specified Cash Collections Receipt Amount with respect to such fiscal quarter to be less than the Minimum Specified Cash Collections Receipt Amount with respect to such fiscal quarter.

1.11 Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.12Prepayment of or Amendments to Other Indebtedness, Etc.

(a)Amend or modify any of the terms of (i) the Indenture, any Senior Note, the Convertible Notes Indenture or any Convertible Note other than amendments or modifications that are not adverse to the Lenders, as reasonably determined by the Administrative Agent, and which, together with any prior amendments or modifications, would not have a Material Adverse Effect, or (ii) any other Indebtedness of the Borrower or any Subsidiary (other than Indebtedness arising under the Loan Documents or Indebtedness to another Loan Party) other than amendments or modifications, which, together with any prior amendments or modifications, would not have a Material Adverse Effect.

(b)(i) Make (or give any notice with respect thereto) any payment or  prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due) of any Senior Note or Convertible Note to the extent any of the foregoing are voluntary or optional or (ii) on and after the occurrence of an Event of Default which is continuing, or if such payment, prepayment or acquisition would result in an Event of Default thereafter, otherwise make (or give any notice with respect thereto) any payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness of the Borrower or any Subsidiary (other than Indebtedness arising under the Loan Documents) to the extent any of the foregoing are voluntary or optional; provided, that the foregoing clause (i) shall not restrict any cash settlement of any conversion of the Convertible Notes pursuant to the terms of the Convertible Notes Indenture; provided,  further, that (A) the Borrower shall provide the Administrative Agent with not less than three (3) Business Days prior written notice of any such cash settlement, (B) upon such cash settlement, the Revolving Credit Facility shall be permanently reduced by an amount equal to the aggregate cash payment made by the Borrower in respect of such cash settlement and (C) immediately after giving effect to such cash settlement, any Loans incurred on the date thereof and such reduction of the Revolving Credit Facility, the Borrower shall maintain the minimum Consolidated Liquidity required pursuant to Section 7.11(c).

1.12 Section 8.01(e) of the Credit Agreement is hereby amended to add the following sentence at the end thereof: “Notwithstanding anything to the contrary in the foregoing, any event or circumstance (including, without limitation, the passage of time) that results in the Convertible Notes becoming convertible to Equity Interests of the Borrower pursuant to the terms of the Convertible Notes Indenture shall not constitute a default under this Section 8.01(e).”.

1.13 The First Amendment is hereby amended to delete Section 2.37 thereof in its entirety and, from and after the date hereof, Loans may be requested as, converted to or continued as Eurodollar Rate Loans as otherwise set forth in the Credit Agreement.

section 2. SECURITY AGREEMENT AMENDMENT.  Subject to the satisfaction of the conditions precedent set forth in Sections 5.1 hereof, paragraph (e) of Section 1 of the Security Agreement is hereby amended to delete therefrom the phrase “other than equity interests held by Pledgor in any Subsidiary or Joint Venture of Pledgor”.

section 3. CONSENT TO BUSINESS UNIT SALE.  (a)  Subject to the satisfaction of the conditions precedent set forth in Sections 5.1 and 5.2 hereof, the Administrative Agent and the Lenders hereby consent to consummation of the Business Unit Sale; provided, that:

(i)

The sale agreement evidencing the Business Unit Sale (the “Business Unit Sale Agreement”) shall be in form and substance reasonably acceptable to the Administrative Agent, and such sale agreement shall not be amended or modified without the prior written consent of the Administrative Agent;

(ii)

The Business Unit Sale Agreement shall require that the contract for construction of that certain business project described more fully in information provided to the Administrative Agent and the Lenders (or all of the Consolidated EBITDA attributable thereto) shall be transferred to or payable to the Borrower (or a Guarantor not subject to the Business Unit Sale) concurrently with the consummation of the Business Unit Sale in a manner reasonably satisfactory to the Administrative Agent;

(iii)

(A) The Net Cash Proceeds received by the Borrower upon closing of the Business Unit Sale shall not be less than $50,000,000 and (B) the aggregate cash purchase price payable to the Borrower in respect of the Business Unit Sale on the date of or within two years of the closing thereof shall not be less than $100,000,000;

(iv)	All Net Cash Proceeds of the Business Unit Sale shall be promptly applied to repayment of the Revolving Credit Loans (without any reduction in Revolving Credit Commitments);
(v)

If the Business Unit Sale shall be consummated, the Borrower shall make a prepayment of the Term Loans (in addition to amounts owing on such dates pursuant to Section 2.07(a) of the Credit Agreement) equal to $10,000,000 on the last Business Day of each of September 2016 and December 2016;

(vi)

The Business Unit shall conduct its business substantially in accordance with past practice after the date hereof until the closing of the Business Unit Sale, including with respect to intercompany transactions with the Borrower and its Subsidiaries;

(vii)

All Letters of Credit outstanding in connection with the Business Unit and its operations shall be terminated, replaced or Cash Collateralized, and (at the option of such Lender) all deposit accounts maintained by the Business Unit at each Lender shall be closed, upon closing of the Business Unit Sale in a manner reasonably satisfactory to the Administrative Agent;

(viii)	The Business Unit Sale shall be consummated on or prior to September 1, 2016; and
(ix)	No Default or Event of Default shall have occurred and be continuing on the date of consummation of the Business Unit Sale or shall result therefrom.

(b)The Lenders hereby irrevocably authorize the Administrative Agent, concurrently with consummation of the Business Unit Sale, subject to satisfaction (or waiver by the Required Lenders) of the conditions precedent thereto set forth in Section 3(a), (i) to release the Business Unit from its obligations under the Guaranty and (ii) to terminate and discharge its Liens on the Equity Interests of the Business Unit and the property of the Business Unit.  Each Lender hereby irrevocably authorizes the Administrative Agent, upon and after consummation of the Business Unit Sale, to execute and deliver such releases, termination statements, agreements, documents and instruments as may be reasonably requested by the Borrower to evidence the Lien releases described in this Section 3(b), in form and substance acceptable to the Administrative Agent.

section 4. CONSENT TO CONVERTIBLE NOTE ISSUANCE.  Subject to the satisfaction of the conditions precedent set forth in Section 5.1 hereof, the Administrative Agent and the Lenders hereby consent to the issuance of the Convertible Notes (as defined in the Credit Agreement as amended pursuant to Section 1 hereof); provided, that:

(i)	The initial outstanding principal balance of the Convertible Notes shall not be less than $100,000,000 and no greater than $200,000,000;
(ii)

The Convertible Notes Indenture shall be consistent with the related Description of Notes provided to the Administrative Agent prior to the Effective Date and otherwise in form and substance reasonably acceptable to the Administrative Agent;

(iii)

Substantially concurrently with any issuance of the Convertible Notes (A) the Borrower shall apply a portion of the net cash proceeds of such issuance equal to (x) $75,000,000 plus (y) an amount equal to 100% of the gross proceeds received from such issuance in excess of $150,000,000 to a prepayment of the Term Loans (to be applied to the remaining principal amortization payments in inverse order of maturity) and (B) the Borrower shall apply the remaining net cash proceeds of the Convertible Notes to a repayment of the Revolving Loans (but not any reduction of the Revolving Credit Commitments with respect thereto);

(iv)	The issuance of the Convertible Notes shall occur on or prior to July 15, 2016; and
(v)	No Default or Event of Default shall have occurred and be continuing on the date of issuance of the Convertible Notes or shall result therefrom.
section 5. CONDITIONS PRECEDENT.
5.1 Effective Date. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon:

(a) receipt by the Administrative Agent of duly executed counterparts to this Amendment from the Borrower, the Guarantors, the Administrative Agent, the L/C Issuer and each Lender;

(b)(i) a consent fee shall have been received by the Administrative Agent for the account of each Lender equal to (A) 0.25% multiplied by (B) the sum of such Lender’s Revolving Credit Commitment and the Outstanding Amount of such Lender’s Term Loans, in each case as determined immediately prior to the effective date of this Amendment and (ii) all other fees and expenses payable to the Administrative Agent and the Lenders shall have been paid in full; and

(c)receipt by the Administrative Agent of each of the documents and certificates set forth on Exhibit A hereto, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

5.2 Effectiveness of Sections 1 and 3.  Sections 1 and 3 hereof shall become effective upon (i) satisfaction of each of the conditions precedent set forth in Section 5.1 hereof and (ii) issuance of the Convertible Notes by the Borrower in accordance with Section 4 hereof; provided,  however, that unless the Convertible Notes are issued on or before June 30, 2016, the maximum Consolidated Leverage Ratio pursuant to Section 7.11(a) of the Credit Agreement applicable to the fiscal quarter of the Borrower ending June 30, 2016 shall not be amended by this Amendment and shall remain at 4.00 to 1.00.

section 6. REPRESENTATION AND WARRANTIES; COVENANTS.

6.1 Enforceability.  Each Loan Party hereby represents and warrants that each of this Amendment and the Credit Agreement and the Security Agreement as amended hereby is the legal, valid and binding obligation of such Loan Party and is enforceable against such Loan Party in accordance with its terms.

6.2 Authorization; No Conflicts.  Each Loan Party hereby represents and warrants that its execution and delivery of this Amendment and performance of this Amendment and the Credit Agreement and the Security Agreement as amended hereby (i) have been duly authorized by all necessary corporate or other organizational action on the part of such Loan Party and are within such Loan Party’s power and authority, (ii) do not (A) contravene the terms of such Loan Party’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan

Party or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (c) violate any Law.

6.3 No Default; Representations and Warranties in Loan Documents.  Each Loan Party hereby represents and warrants that, after giving effect to Sections 1,  2 and 3 hereof, (i) no Default has occurred and is continuing and (ii) all of the representations and warranties of such Loan Party contained in each Loan Document to which it is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 6.3, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.  The financial forecast of the Borrower and its Subsidiaries delivered to the Administrative Agent in connection with this Amendment were prepared in good faith based on assumptions believed to be reasonable at the time.

section 7. RATIFICATION AND RELEASE.

7.1 Ratification.  Each Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, the L/C Issuer or the Lenders, as the case may be, under each Loan Document to which it is a party, (b) agrees and acknowledges that the liens in favor of the Administrative Agent, the L/C Issuer or the Lenders under each Loan Document to which it is a party constitute valid, binding, enforceable and perfected first priority liens and security interests and are not subject to avoidance, disallowance or subordination pursuant to any requirement of Law, (c) agrees and acknowledges the Obligations constitute legal, valid and binding obligations of the Loan Parties and that (x) no offsets, defenses or counterclaims to the Obligations or any other causes of action with respect to the Obligations or the Loan Documents exist and (y) no portion of the Obligations is subject to avoidance, disallowance, reduction or subordination pursuant to any requirement of Law, (d) acknowledges and agrees that as of June 8, 2016, (i) the Outstanding Amount of the Revolving Credit Loans was $239,000,000, (ii) the Outstanding Amount of the Swing Line Loans was $0, (iii) the Outstanding Amount of the L/C Obligations was $150,000 and (iv) the Outstanding Amount of the Term Loans was $218,125,000, (e) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents, and (f) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, the L/C Issuer’s nor any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Credit Agreement with respect to any subsequent modifications, consent or waiver with respect to the Credit Agreement or other Loan Documents.  This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

7.2 Release; Covenant Not to Sue; Acknowledgement.  (a)  Each Loan Party hereby absolutely and unconditionally releases and forever discharges the Administrative Agent, the L/C Issuer, the Swing Line Lender, each Lender and each of their respective Related Parties (each a “Released Party”) from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the Effective Date arising out of or in connection with the Obligations, the Credit Agreement, this Amendment or any other Loan Document and/or the transactions contemplated hereby or thereby, whether such claims, demands and causes of action are matured or unmatured or known or unknown.  It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified.  Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.  Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b)Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Loan Party pursuant to the above release.  If any Loan Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by such Released Party as a result of such violation.

(c)Each Loan Party represents and warrants that, to its knowledge, there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any Loan Party may have or claim to have against any Released Party arising with respect to the Obligations, the Credit Agreement, this Amendment or any other Loan Document and/or the transactions contemplated hereby or thereby.

(d)Notwithstanding anything to the contrary in this Section 7.2 and otherwise in this Amendment, the parties acknowledge and expressly agree that the release, covenant not to sue, and other related promises set forth in this Section 7.2 do not extend to and are specifically excluded from the lawsuit filed by the Borrower, entitled Tutor Perini Corporation v. Banc of America Securities LLC, now known as Merrill Lynch, Pierce, Fenner & Smith Inc., successor by merger, and  Bank of America, N.A., filed in the United States District Court, in the State of Massachusetts, Civil Action No. 11-10895-NMG (the “ARS Litigation”).  For avoidance of doubt, the provisions in this Section 7.2 and otherwise in this Amendment do not affect the rights of the Borrower to continue to pursue the ARS Litigation in its sole discretion and to receive and retain the proceeds from any settlement or judgment that may result from the ARS Litigation.

(e)Each of the Loan Parties has been advised by counsel with respect to the release contained in this Section 7.2.  Upon advice of such counsel, each of the Loan Parties hereby waives and relinquishes all of the rights and benefits each Loan Party has, or may have, with respect to the claims released under Section 1542 of the California Civil Code or any other similar statute.  Section 1542 states as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

section 8. MISCELLANEOUS.
8.1 Effect.

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.

(b) Upon the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Security Agreement as modified hereby and each reference in the other Loan Documents to the Security Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Security Agreement as modified hereby.

(c) Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute an amendment, forbearance or waiver by, or otherwise affect any right, power or remedy of, the Administrative Agent, the L/C Issuer or any Lender under the Credit Agreement, the Security Agreement or any other Loan Document or waive, affect or diminish any right of the Administrative Agent, the L/C Issuer or any Lender to demand strict compliance and performance therewith, (ii) constitute a waiver of, or forbearance with respect to, any Default, whether known or unknown or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Security Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

8.2 Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same 11 instrument.  This Amendment may also be executed by facsimile or electronic transmission and each facsimile or electronic transmission signature hereto shall be deemed for all purposes to be an original signatory page.

8.4 GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

8.5 Section Titles.  The Section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

8.6 Reimbursement of Administrative Agent’s Expenses.   Without limiting any of the Borrower’s obligations under Section 11.04(a) of the Credit Agreement, the Borrower shall reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred by it or any of its Related Parties in connection with the preparation, negotiation and execution of this Amendment or any document, instrument, agreement delivered pursuant to this Amendment and all other costs and expenses of the Administrative Agent described in Section 11.04(a) of the Credit Agreement.

The Borrower acknowledges that it is obligated pursuant to Section 11.04(a) of the Credit Agreement to reimburse the Administrative Agent, not later than five Business Days after demand therefor, for all out-of-pocket expenses incurred by the Administrative Agent from time to time in connection with ongoing monitoring of the Loan Parties and their operations, including any financial advisor engaged by the Administrative Agent or its counsel.

8.7 Entire Agreement.  This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings or agreements.

[Signature Pages Follow]

WITNESS the due execution hereof by the respective duly authorized officers of the undersigned of this Amendment as of the date first written above.

BORROWER:

TUTOR PERINI CORPORATION,

a Massachusetts corporation

By:

Name:John D. Barrett

Title:Executive Vice President,

Corporate Secretary and Treasurer

Signature Page to

Consent and Amendment No. 2 to
Sixth Amended and Restated Credit Agreement

GUARANTORS:

AIRTECH SYSTEMS INC.,

  a Delaware corporation

ANDERSON COMPANIES, INC.,
a Delaware corporation

BECHO, INC.,
a Utah corporation

BRICE BUILDING COMPANY, LLC,
a Delaware limited liability company

DANIEL J. KEATING CONSTRUCTION COMPANY,  LLC, a Delaware limited liability company

FIVE STAR ELECTRIC CORP.,
a New York corporation

GREENSTAR SERVICES CORPORATION,
a Delaware corporation

HARRELL CONTRACTING GROUP, LLC,
a Mississippi limited liability company

INTERNATIONAL CONSTRUCTION MANAGEMENT SERVICES, INC., a Delaware corporation

LUNDA CONSTRUCTION COMPANY,

  a Wisconsin corporation

MT. WAYTE REALTY, LLC,
a Delaware limited liability company

NAGELBUSH MECHANICAL, INC.,
a Florida corporation

PERCON CONSTRUCTORS, INC.,
a Delaware corporation

R. E. DAILEY AND CO.,
a Michigan corporation

RA PROPERTIES, LLC,
a Mississippi limited liability company

RUDOLPH AND SLETTEN, INC.,
a California corporation

TUTOR PERINI BUILDING CORP.,
an Arizona corporation

WDF/NAGELBUSH HOLDING CORP.,

a Delaware corporation

By:

Name:  John D. Barrett

Title:Secretary and Treasurer

Signature Page to

Consent and Amendment No. 2 to
Sixth Amended and Restated Credit Agreement

BLACK CONSTRUCTION INVESTMENTS, INC.,

  a Nevada corporation

BOW EQUIPMENT LEASING COMPANY, INC.,

  a New Hampshire corporation

CHERRY HILL CONSTRUCTION, INC.,

  a Maryland corporation

 DESERT MECHANICAL, INC.,

  a Nevada corporation

E. E. BLACK, LIMITED,

  a Hawaii corporation

FEDERATED FIRE PROTECTION SYSTEMS CORP., a New York corporation

G. W. MURPHY CONSTRUCTION COMPANY, INC., a Hawaii corporation

JAMES A. CUMMINGS, INC.,

  a Florida corporation

ROY ANDERSON CORP,

  a Mississippi corporation

TUTOR HOLDINGS, LLC,

  a Delaware limited liability company

TUTOR MICRONESIA CONSTRUCTION, LLC,

  a Delaware limited liability company

TUTOR PACIFIC CONSTRUCTION, LLC,

  a Delaware limited liability company

TUTOR PACIFIC, INC.,

  a Hawaii corporation

By:

Name:John D. Barrett

Title:Vice President, Secretary and Treasurer

Signature Page to

Consent and Amendment No. 2 to
Sixth Amended and Restated Credit Agreement

FISK ACQUISITION, INC.,

  a Delaware corporation

By:

Name:John D. Barrett

Title:Executive Vice President,

Secretary and Treasurer

FISK ELECTRIC COMPANY,

  a Texas corporation

FISK INTERNATIONAL, LTD.,

  a Delaware corporation

By:

Name:John D. Barrett

Title:Senior Vice President,

Secretary and Treasurer

PERINI MANAGEMENT SERVICES, INC.,

 a Massachusetts corporation

KEATING PROJECT DEVELOPMENT, INC.,

 a Pennsylvania corporation

By:

Name:John D. Barrett

Title:Corporate Secretary and Treasurer

Signature Page to

Consent and Amendment No. 2 to
Sixth Amended and Restated Credit Agreement

JOHNSON WESTERN CONSTRUCTORS, INC.,

  a California corporation

JOHNSON WESTERN GUNITE COMPANY,

  a California corporation

SUPERIOR GUNITE,

  a California corporation

SUPERIOR GUNITE LLC,

  a Delaware limited liability company

TPC AGGREGATES, LLC,

  a Nevada limited liability company

VALLEY CONCRETE & FRAMING, INC.,

  a California corporation

By:

Name:John D. Barrett

Title:Vice President, Secretary, Treasurer and

Chief Financial Officer

TUTOR PERINI MERGER COMPANY,

  a Delaware corporation

By:

Name:John D. Barrett

Title:Executive Vice President, Chief Financial

Officer, Secretary and Treasurer

TUTOR-SALIBA CORPORATION,

  a California corporation

TUTOR-SALIBA LLC,

  a California limited liability company

By:

Name:John D. Barrett

Title:Senior Vice President, Chief Financial

Officer, Treasurer and Secretary

FRONTIER-KEMPER CONSTRUCTORS, INC.,

an Indiana corporation

By:

Name:John D. Barrett

Title:Vice-President and Secretary-Treasurer

Signature Page to

Consent and Amendment No. 2 to
Sixth Amended and Restated Credit Agreement

FK MANAGEMENT SERVICES, INC.,

  an Indiana corporation

FKC, LLC,

  an Indiana limited liability company

By:

Name:W. David Rogstad

Title:President and Chief Executive Officer

WDF INC.,

a New York corporation

By:

Name:Lawrence Roman

Title:President and Chief Executive Officer

Signature Page to

Consent and Amendment No. 2 to
Sixth Amended and Restated Credit Agreement

BANK OF AMERICA, as Administrative Agent

By:
Name:
Title:

Signature Page to

Consent and Amendment No. 2 to
Sixth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

Signature Page to

Consent and Amendment No. 2 to
Sixth Amended and Restated Credit Agreement

[LENDER] as a Lender

By:
Name:
Title:

Signature Page to

Consent and Amendment No. 2 to
Sixth Amended and Restated Credit Agreement

EXHIBIT A

List of Closing Documents

1.Consent and Amendment No. 2

2.Officer’s Certificate of Borrower

a.Certified Articles of Incorporation of Borrower

b.Bylaws of Borrower

c.Borrower Board Resolutions

d.Incumbency of Borrower

e.Guarantor Board Resolutions

3.Good Standing Certificate of Borrower

4.Opinion of Counsel to Borrower